SCHEDULE OF CASH AND CASH EQUIVALENTS (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2026 USD ($)	Jun. 30, 2026 JPY (¥)	Jun. 30, 2025 USD ($)	Jun. 30, 2025 JPY (¥)	Jun. 30, 2024 JPY (¥)	Jun. 30, 2023 JPY (¥)
Notes and other explanatory information [abstract]
Bank deposits	$ 695	¥ 112,938		¥ 6,572
Time deposits with banks	36	5,803		4,600
Cash on hand	5	913		2,176
Total	$ 736	¥ 119,654	$ 82	¥ 13,348	¥ 94,054	¥ 69,465